BrendanTechnologies

TRUE STATISTICAL RELIABILITY

November, 2006

Safe Harbor

Except for historical information, this presentation contains forward-looking statements, which reflect the Company's current expectation regarding future events. These forward-looking statements involve risks and uncertainties, which may cause actual results to differ materially from those statements. Those risks and uncertainties include, but are not limited to, changing market conditions and other risks detailed from time to time in the Company's ongoing quarterly filings, annual information form, and annual reports. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events in this presentation might not occur. For a more detailed description of these and other cautionary factors that may affect the Company's future results, please refer to Brendan Technologies, Inc.'s Form 10-KSB for its fiscal year ended June 30, 2006.

About Brendan Technologies

- ✓ Brendan is an innovative software company actively providing software solutions to improve analysis of critical biological data
- ✓ Brendan is currently focused on immunoassay testing, which industry reports suggest to be greater than a $50B+ market globally
  - Immunoassays are one of the world's largest and fastest growing testing technologies used to diagnose diseases, as a tool in drug development, in quality control of drug manufacturing and in drug screening
- ✓ Brendan's software provides unique mathematical algorithms and integrated software solutions may reduce overall testing costs, significantly improve accuracy and reliability, and shorten timelines to bring products to market

Brendan's Software Ahead of the Curve



5PL Curve: most advanced math, highly accurate, best data fit



4PL Curve: symmetrical curve leaves too much room for error



Linear Regression: simplified statistical analysis with significant error

Brendan's StatLIA® Outperforms Industry Standards

	Industry Standard 4PL Immunoassay Softw.					
	4PL					
Assay	a	b	c	d	SSE	Fit Prob (%
FCD-098	87.939	2.382	25.559	11.782	17.005	0.011
FCD-099	96.839	2.185	19.861	10.879	27.479	0.000
FCD-100	95.968	2.055	21.186	11.137	24.841	0.001
FCD-102	92.605	2.131	24.730	11.561	36.970	0.000
FCD-103	91.613	2.159	25.080	11.485	30.758	0.000
FCD-105	94.459	1.994	24.774	11.636	22.212	0.002
FCD-116	92.619	2.014	21.179	11.424	20.242	0.005
FCD-117	91.792	2.092	21.102	12.143	17.364	0.011
FCD-118	91.997	2.099	21.815	12.153	24.654	0.001
FCD-119	92.343	2.096	21.523	12.513	10.139	0.181
Average					23.165	2%

	Competitors 5PL Immunoassay Software						
	5PL a > d						
Assay	a	b	c	d	g	SSE	Fit Prob (%
FCD-098	89.296	1.910	40.369	12.469	2.815	11.551	0.071
FCD-099	101.367	1.458	65.159	11.934	4.626	9.984	0.125
FCD-100	100.381	1.378	78.476	12.410	4.852	6.300	0.390
FCD-102	96.649	1.378	158.389	13.087	9.857	15.880	0.014
FCD-103	95.186	1.447	99.456	12.834	5.727	13.041	0.042
FCD-105	97.514	1.441	67.322	13.043	3.422	9.632	0.141
FCD-116	5.813	1.464	51.962	12.551	3.061	10.739	0.097
FCD-117	94.461	1.564	43.618	13.059	2.589	5.872	0.436
FCD-118	94.160	1.653	37.389	12.967	2.088	18.289	0.006
FCD-119	94.822	1.590	42.281	13.423	2.447	4.733	0.578
Average						10.602	19%

	Brendan's StatLia 5PL Immunoassay Software						
	5PL d > a						
Assay	a	b	c	d	g	SSE	Fit Prob (%
FCD-098	12.382	-3.024	37.554	93.719	0.472	9.859	0.170
FCD-099	11.801	-3.261	36.815	106.382	0.286	4.622	0.593
FCD-100	12.209	-3.049	40.344	105.002	0.295	2.500	0.868
FCD-102	12.949	-3.612	49.027	101.147	0.245	8.681	0.192
FCD-103	12.663	-3.360	46.882	96.927	0.286	6.717	0.348
FCD-105	12.841	-2.843	44.521	100.711	0.348	5.579	0.472
FCD-116	12.438	-2.853	38.256	99.569	0.341	7.167	0.306
FCD-117	12.881	-2.738	34.664	96.976	0.409	3.752	0.710
FCD-118	12.950	-2.761	35.544	97.064	0.411	12.895	0.045
FCD-119	13.265	-2.725	34.724	97.064	0.424	3.629	0.721
Average						6.460	44%

*100% = Perfect Variance

Brendan's Competitive Edge

- *Algorithms improve accuracy and drive value*
- *StatLIA has the only effective 5PL software*
- *>80% of assays do not fit accurately with 4PL*



Logistic Curve Analysis

Proprietary Algorithms and Integrated Software Solutions Provide Competitive Advantage

✓**Accuracy**
- Brendan's StatLIA reduces error rate to <0.01%
- at least 100 – 400x better than competitors

✓**Efficiency**
- Standardize lab personnel, training, and validation
- Interfaces with all testing instruments

✓**Quality**
- Minimizes retesting of an assay

✓**Regulatory Compliant**
- Password protected security
- Data archiving
- Audit trails
- Automated data analysis

Results for the Customer:

Reduced R&D Spending

Shorter Time to Bring Drugs to Market

Automated Testing Reduces Overall Costs

Multiple Opportunities for Revenue

1) Licensing revenues for purchase and yearly fees

2) Royalties from instrument manufacturers from sales of bundled equipment systems

3) Revenues from customer support, validation, consultation and training

Broad Industry Applications

$6.0 B Spent on Immunoassay Equipment

$50B+ Spent Worldwide on Immunoassay Testing


Instrument Manufacturers
Clinical Diagnostic Development
Environmental Testing
Government Agency
Pharmaceutical
Research & Development
Analytical Software for Immunoassay Testing

Existing Customer Base of Industry Leaders

National Institutes of Health

AMGEN

Bayer

USDA

gsk GlaxoSmithKline

Roche

biogen idec

Lilly

Pfizer

National Cancer Institute

MayoClinic.com Tools for healthier lives

Cleveland Clinic

Johns Hopkins Medicine

Bristol-Myers Squibb

COVANCE

Schering-Plough

LabCorp

MERCK

City of Hope

Quest Diagnostics

Walter Reed Army Institute of Research

CDC

Customer Validation

"Sophisticated data analysis tools — Bio-Plex Manager offers you the most accurate standard curve analysis available (4PL and 5PL StatLIA software from Brendan Scientific)..."
-- Marketing, BIO-RAD LABORATORIES

"The FDA comes to us to see what new tools we are using. They are seeing more of the 5PL (one of StatLIA's mathematical models) and its advantages over other methods. The FDA will begin asking other companies why they are not using the 5PL."
-- Daniel Joelsson, Ph.D., Bioprocessing & Bioanalytical Research, MERCK & CO.

"We actually explored whether we could find a competing product, either through SAS Institute's Jump or some other product, that provided the same functionality as StatLIA. And the end result was clearly no. There is nothing else out there."
-- Laurie Smith, Ph.D., Computer Systems Task Force, ELI LILLY & COMPANY

Exclusive Partnership (since May 2002)

OEM Software on Bio-Rad's Bio-Plex system creates "one-stop-shop" for assay testing equipment

High Gross Profit Margins

- Company's enterprise software business model will allow for margin expansion as sales increase
- Current margins on approximate $680K sales in FY 2006 are 85%



$700
$600
$500
$400
$300
$200
$100
$0
In Thousands
FY05
FY06
Net Revenue
Gross Profit

Growth Strategy

- ✓ Become a public company
- Upgrade software to .NET platform to provide integration and serve growing needs of target markets
- Enhance infrastructure to increase product demand
  - Build sales & marketing team
  - Diversify client base
  - Build programming team to continue to provide high quality software
  - Provide enhanced customer support
- Continue to form exclusive partnerships with instrument manufacturers and become OEM analytical software provider

Established & Experienced Management

Brendan Technologies was established in 1997 by

Chairman, President & CEO - John R. Dunn, II, Ph.D.

John R. Dunn, II Ph.D. – Chief Executive Officer/Chairman

- ✓ 25 years of experience in tumor cell metabolism, endocrinology and clinical chemistry
- ✓ Developed >100 LIA, Chrom, Bioassay Methodologies and set up reference laboratory specializing in immunoassays

Lowell Giffhorn – Chief Financial Officer/Director

- ✓ Over 18 years of experience as CFO of publicly traded companies including Brendan, Imagenetix, Inc. and Patriot Scientific Corp.

George Dunn – Chief Operating Officer/VP Marketing

- ✓ Fifteen years directing and implementing marketing and customer support operations in laboratory testing market
- ✓ Managerial positions at leading public relations firms

Brendan Technologies Value

- ✓ Breakthrough software with large market opportunities
  - Upgrade proven product to new platform
- ✓ Initial product revenues and partnerships with key industry leaders
  - Amgen, Lilly, Mayo, Merck, Bio-Rad
- ✓ Talented & experienced management team
- ✓ Limited competition - large established market in which 90% of competition has economic pressures to outsource
- ✓ Rapid revenue growth
- ✓ Near-term profitability

Financial Overview

Ticker	BDTE.OB
Market Cap	$19.1 M
Shares Outstanding	25.5 M
Current Float*	1.0 M
Insider Ownership	35%
Year End	June 30

* Expected float 18.0M in January 2007